                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 AMENDED REPORT

                                       ON

                                   FORM 8-K/A

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     DATE OF REPORT: NOVEMBER 20, 1997



                         AMERIQUEST TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


                                    DELAWARE
         (State of other jurisdiction of incorporation or organization)


        1-10397                                       33-0244136
        -------                                       ----------
(Commission File Number)                   (I.R.S. Employer Identification No.)


                      425 PRIVET ROAD, HORSHAM, PA       19044
                      ----------------------------------------
           (Address of principal executive office)                (Zip Code)

                                 (215) 675-9300
                                 --------------
               Registrant's telephone number, including area code
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                         AMERIQUEST TECHNOLOGIES, INC.

                                   FORM 8-K/A



Item 7.  Financial Statements and Exhibits

         (a) Pro forma financial information required to be filed pursuant to
             Item 7(b) of Form 8-K and Rule 601 of Regulation S-K is filed by amendment hereto following the effective date of the sale of Kenfil Distribution (Far East) Limited, a Hong Kong corporation and Kenfil Distribution (M) Sdn. Bhd., a Malaysian corporation, formerly wholly-owned subsidiaries of the Registrant's wholly-owned subsidiary, AmeriQuest/Kenfil Inc., which occurred on November 20, 1997.

                 The pro forma adjustment column reflects the amounts due to the parent company and reflected in the financial statments of of Kenfil Distribution (Far East) Limited that have been eliminated in preparation of the consolidated financial statements of AmeriQuest Technologies, Inc..




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                         AMERIQUEST TECHNOLOGIES, INC.

                                   FORM 8-K/A

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             AmeriQuest Technologies, Inc.


February 2, 1998
                                             /s/   ALEXANDER C. KRAMER


                                                   Alexander C. Kramer
                                                   Chief Executive Officer


February 2, 1998

                                             /s/   JON JENSEN


                                                   Jon Jensen
                                                   Chief Operating Officer and
                                                   Chief Financial Officer

                         AmeriQuest Technologies, Inc.
                          CONSOLIDATED BALANCE SHEETS

                               SEPTEMBER 30, 1997
                     (DOLLARS IN THOUSANDS, EXCEPT SHARES)

                                                                                   AmeriQuest                Asia
                                                                                  Technologies            Subsidiary
                                                                                  ------------            ----------
                                     ASSETS
                                     ------
Current  Assets:
   Cash and  cash equivalents........................................                 $7,680                ($2,033)
   Accounts receivable, less allowance for doubtful accounts.........                  9,006                 (3,193)
   Inventories, net of valuation allowance...........................                  7,066                   (425)
   Prepaid and other current assets..................................                    935                   (148)
                                                                                         ---                   -----
      Total current assets    .......................................                 24,687                 (5,799)
                                                                                      ------                 -------

Property and equipment, net..........................................                  1,272                   (478)
Intangible  assets, net of accumulated amortization..................                      0                      0
Other assets.........................................................                    120                     (3)
                                                                                         ---                     ---
      Total assets...................................................                $26,079                ($6,280)
                                                                                     =======                ========

                     LIABILITIES AND STOCKHOLDERS' DEFICIT
                     -------------------------------------
Current liabilities:
   Accounts payable..................................................                  9,492                 (5,612)
   Due to Computer 2000..............................................                 27,664
   Line of credit....................................................                  3,064
   Other current liabilities.........................................                  9,251                   (567)
                                                                                       -----                   -----
      Total current liabilities......................................                 49,471                 (6,179)
                                                                                      ------                 -------

Long term obligations................................................                      0
                                                                                           -
      Total liabilities..............................................                 49,471                 (6,179)
                                                                                      ------                 -------

Stockholders' Deficit
  Preferred stock, $.01 par value, 7% cumulative dividend, convertible into  common, 300,000 shares authorized and outstanding;
   entitled to $30,000,000 in involuntary liquidation................                 30,000
 Common stock, $.01 par value; authorized 200,000,000 shares;
   issued and outstanding 66,881,906 as of September 30, 1997........                    669                     (4)
 Additional paid-in capital...........................................               111,145
 Accumulated deficit..................................................              (165,206)                   (97)
                                                                                    --------                    ----
      Total stockholders' deficit....................................                (23,392)                  (101)
                                                                                     --------                  -----

      Total liabilities and stockholders' deficit....................                $26,079                ($6,280)
                                                                                     =======                ========
                                                                                  Pro Forma
                                                                                  Adjustments          Pro Forma
                                                                                  -----------          ---------
                                     ASSETS
                                     ------
Current  Assets:
   Cash and  cash equivalents........................................                                       $5,647
   Accounts receivable, less allowance for doubtful accounts.........                                       $5,813
   Inventories, net of valuation allowance...........................                                       $6,641
   Prepaid and other current assets..................................                772                    $1,559
                                                                                     ---                    ------
      Total current assets    .......................................                772                    19,660
                                                                                     ---                    ------

Property and equipment, net..........................................                                         $794
Intangible  assets, net of accumulated amortization..................                                           $0
Other assets.........................................................              1,831                    $1,948
                                                                                   -----                    ------
      Total assets...................................................             $2,603                   $22,402
                                                                                  ======                   =======

                     LIABILITIES AND STOCKHOLDERS' DEFICIT
                     -------------------------------------
Current liabilities:
   Accounts payable..................................................              2,502                    $6,382
   Due to Computer 2000..............................................                                      $27,664
   Line of credit....................................................                                       $3,064
   Other current liabilities.........................................                  0                    $8,684
                                                                                       -                    ------
      Total current liabilities......................................              2,502                    45,794
                                                                                   -----                    ------

Long term obligations................................................                                           $0
      Total liabilities..............................................              2,502                    45,794
                                                                                   -----                    ------

Stockholders' Deficit
  Preferred stock, $.01 par value, 7% cumulative dividend, convertible into  common, 300,000 shares authorized and outstanding;
   entitled to $30,000,000 in involuntary liquidation................                                      $30,000
 Common stock, $.01 par value; authorized 200,000,000 shares;
   issued and outstanding 66,881,906 as of September 30, 1997........                  4                      $669
 Additional paid-in capital...........................................                                    $111,145
 Accumulated deficit..................................................                97                 ($165,206)
                                                                                      --                 ----------
      Total stockholders' deficit....................................                101                   (23,392)
                                                                                     ---                   --------

      Total liabilities and stockholders' deficit....................             $2,603                   $22,402
                                                                                  ======                   =======

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                         AmeriQuest Technologies, Inc.
                      CONSOLIDATED STATEMENT OF OPERATIONS

                     FOR THE YEAR ENDED SEPTEMBER 30, 1997
                     (DOLLARS IN THOUSANDS, EXCEPT SHARES)

                                                   AmeriQuest              Asia                Pro Forma
                                                  Technologies           Subsidiary            Adjustments           Pro Forma
                                                  ------------           ----------            -----------           ---------
Net sales.....................................       $218,877             ($24,535)                                    194,342

Cost of sales.................................        203,199              (20,593)                                    182,606
                                                      -------              --------                                    -------

    Gross profit..............................         15,678               (3,942)                     0               11,736

Operating Expenses:
   Selling, general and administrative........         35,160               (3,911)                                     31,249
   Intangible Writeoff........................          9,036                    0                                       9,036
   Restructuring, asset impairment
      and relocation costs....................          9,338                    0                                       9,338
                                                        -----                    -                                       -----

     Loss from operations.....................        (37,856)                 (31)                     0              (37,887)

Interest expense .............................          3,455                    0                                       3,455
                                                        -----                    -                                       -----

     Net loss.................................       ($41,311)                ($31)                    $0             ($41,342)
                                                     =========                =====                    ==             =========

Net loss per common share and
     common stock equivalent..................         ($0.63)               $0.00                  $0.00               ($0.63)
                                                       =======               =====                  =====               =======

Common and common equivalent
     shares outstanding:
     Weighted average shares outstanding......     66,881,906                                                       66,881,906
                                                   ==========                                                       ==========